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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed registration statements on Form S-8 (File Nos. 33-30381, 33-30382, 33-35363, 33-41312, 33-63346, 33-63512, 33-79474, 333-09885 and 333-14347).


                                                             ARTHUR ANDERSEN LLP


San Jose, California
January 28, 1998